MAY 11, 2018

SUPPLEMENT TO

HARTFORD VALUE HLS FUND

SUMMARY PROSPECTUS DATED MAY 1, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Karen H. Grimes, CFA announced her plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, as of December 31, 2018. Accordingly, she will no longer serve as a portfolio manager to Hartford Value HLS Fund (the “Fund”) as of December 31, 2018. It is anticipated that Ms. Grimes’ portfolio manager responsibilities will transition to the Fund’s other portfolio managers by December 31, 2018.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7379	May 2018